EXHIBIT 10.1

REIT Management Corp.

60 Cutter Mill Road

Suite 303

Great Neck, NY  11021

June 2, 2011

BRT Realty Trust

60 Cutter Mill Road

Suite 303

Great Neck, NY  11021

BRT Torch Member, LLC

60 Cutter Mill Road

Suite 303

Great Neck, NY  11021

RE:          Limited Liability Company Agreement of BRTL LLC

dated as of June 2, 2011 by and among BRTL LLC,

Debt Opportunity Fund III, LLC and

BRT Torch Member LLC (the “Agreement”)

Gentlemen:

For valuable consideration, receipt of which is hereby acknowledged, we hereby agree to indemnify and hold each of you harmless for amounts that you pay on our behalf pursuant to Section 7.06 and/or Section 9.13 of the Agreement.  We further agree that any sums owed which we fail to promptly remit to you may be offset by any future sums due to REIT by BRT

Very truly yours,

REIT Management Corp.

By:	/s/ David W. Kalish
David W. Kalish, Senior Vice President

Agreed and accepted by
BRT Realty Trust

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President

BRT Torch Member, LLC

By:	/s/ Mark H. Lundy
Mark H. Lundy, Senior Vice President